Exhibit 99.5

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of July 11, 2023, among Societe Generale Financial Corporation, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), Société Générale, a limited company (société anonyme) licensed in France as a credit institution (établissement de credit) (“Société Générale”) and Barclays Commercial Mortgage Securities LLC, as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”), which for the avoidance of doubt, with respect to each of the Healthcare Trust MOB Portfolio, the Gloucester Premium Outlets Mortgage Loan and the Oxmoor Center Mortgage Loan, “Mortgage Loans” will refer only to the Mortgage Loan related to the Mortgage Loan Seller’s ownership interest therein that is to be transferred.

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated and effective as of July 1, 2023 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Depositor”), KeyBank National Association, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as custodian (in such capacity, the “Custodian”) and as trustee (in such capacity, the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage

Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Barclays Capital Inc. (“Barclays Capital”), BofA Securities, Inc. (“BofA Securities”), UBS Securities LLC (“UBS Securities”), BMO Capital Markets Corp. (“BMO Capital Markets”), SG Americas Securities, LLC (“SGAS”), Mischler Financial Group, Inc. (“Mischler”) and Academy Securities, Inc. (“Academy”) (collectively, in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of June 21, 2023 (the “Underwriting Agreement”), among the Purchaser, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates to Barclays Capital, BofA Securities, UBS Securities, BMO Capital Markets, SGAS, Mischler and Academy (collectively, in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of June 21, 2023 (the “Certificate Purchase Agreement”), among the Purchaser, BCHI and the Initial Purchasers. The Certificates are more fully described in (a) that certain prospectus dated June 22, 2023 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated June 22, 2023 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller and Société Générale (to the same extent as the Mortgage Loan Seller) will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated June 15, 2023, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale as defined in the Indemnification Agreement, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated June 15, 2023, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of June 21, 2023 (the “Indemnification Agreement”), among the Mortgage Loan Seller, Société Générale, the Depositor, the Underwriters and the Initial Purchasers.

The Mortgage Loan Seller and Société Générale hereby acknowledge that Société Générale, as owner of an indirect interest in the Mortgage Loan Seller, will benefit from the transactions contemplated by this Agreement and that the Purchaser is not willing to enter into this Agreement or the transactions contemplated hereby in the absence of the agreement of the Mortgage Loan Seller and Société Générale set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.                Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage

2

Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on July 11, 2023 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $78,166,667, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be an amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.                Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the satisfaction of the other conditions to the Mortgage Loan Seller’s and Société Générale’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller), except any Retained Defeasance Rights and Obligations.

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

3

It is expressly agreed and understood that, notwithstanding the assignment of the Mortgage Loan documents, it is expressly intended that the Mortgage Loan Seller will receive the benefit of any securitization indemnification provisions in the Mortgage Loan documents.

(b)               The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)               In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each

4

Mortgage Loan (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”) and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date, any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

(d)               In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to letters of credit referred to in clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall deliver the original of such letter of credit to the Master Servicer (with a copy to the Custodian) or, if such original has been submitted by the Mortgage Loan Seller to the issuing bank to effect a reissuance, assignment or amendment of such letter of credit (changing the beneficiary thereof to the Master Servicer (in care of the Trustee) that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents), the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering with respect to such letter(s) of credit a copy thereof to the Custodian indicating that such document has been delivered to the issuing bank for reissuance or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, a copy of which shall be delivered to the Custodian within forty-five (45) days of the Closing Date. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Mortgage Loan Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Custodian within forty-five (45) days of the Closing Date; provided that with respect to the Mortgage Loan identified on the Mortgage Loan Schedule as Oxmoor Center (a “Servicing Shift Mortgage Loan”), no such assignments shall be made until the earliest of (i) the related Servicing Shift Securitization Date, in which case such assignments or amendments shall be made in accordance with the related Non-Serviced PSA, (ii) the earlier of (A) 180 days after the Closing Date and (B) such time as any such letter of credit is required to be drawn upon by the Master Servicer and (iii) in the event the Servicing Shift Mortgage Loan becomes a Specially Serviced Loan prior to the securitization of the related Controlling Companion Loan, in which case such assignments shall be made in favor of the Trustee for the benefit of the Certificateholders and for the benefit of the related Companion Holders, until the occurrence of the related Servicing Shift Securitization Date. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trust and shall cooperate with the reasonable requests of the Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trust.

5

In addition, pursuant to Section 3.01(f) of the Pooling and Servicing Agreement, within sixty (60) days (or such shorter time period as is required by the terms of the applicable Mortgage Loan documents) after the later of (i) the receipt of a letter of credit pursuant to this Section 2(d) by the Master Servicer and (ii) the Closing Date, the Mortgage Loan Seller shall notify each provider of a letter of credit for each Mortgage Loan (other than any Non-Serviced Mortgage Loan) identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer (in care of the Trustee) for the benefit of the Certificateholders and any related Companion Holders shall be the beneficiary under each such letter of credit.

In addition, on or prior to the fifth (5th) Business Day after the Closing Date, the Mortgage Loan Seller, at its expense, shall deliver to the Custodian five (5) limited powers of attorney substantially in the form attached hereto as Exhibit F in favor of the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, to empower the Custodian (on behalf of the Trustee) and, in the event of the failure or incapacity of the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, to sign and/or deliver to a third party for submission, or to cause the Custodian to sign and/or deliver to a third party for submission, for recording, at the expense of the Mortgage Loan Seller, any Mortgage Loan documents required to be recorded as described in Section 2.01 of the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee (or the Custodian on its behalf)). The Mortgage Loan Seller agrees to reasonably cooperate with the Custodian, the Trustee, the Master Servicer or the Special Servicer, as applicable, in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is one hundred eighty (180) days following the delivery of notice of such absence to the Mortgage Loan Seller, but in no event earlier than eighteen (18) months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Custodian, the Master Servicer or the Special Servicer, as applicable, shall submit such documents for recording, at the Mortgage Loan Seller’s expense, after the periods set forth above, provided, the Custodian, the Master Servicer or the Special Servicer, as applicable, shall not submit such assignments for recording if the Mortgage Loan Seller produces evidence that it or a third-party on its behalf has sent any such assignment for recording and certifies that the Mortgage Loan Seller is awaiting its return from the applicable recording office.

(e)               Notwithstanding anything to the contrary contained herein, with respect to any of the Healthcare Trust MOB Portfolio, Gloucester Premium Outlets or Oxmoor Center Mortgage Loans, the obligations of each of the Mortgage Loan Seller and Barclays Capital Real Estate, Inc. (“BCREI”) to deliver one or more Mortgage Notes to the Custodian shall be limited to delivery of only the Mortgage Note(s) held by such party to the Custodian. With respect to any of the Healthcare Trust MOB Portfolio, Gloucester Premium Outlets or Oxmoor Center Mortgage Loans, the obligations of the Mortgage Loan Seller and BCREI to deliver the remaining portion of the related Mortgage File or any document required to be delivered with respect thereto shall be joint and several, provided that either of the Mortgage Loan Seller or BCREI may deliver one Mortgage File or one of any other document required to be delivered with respect to any of the

6

Healthcare Trust MOB Portfolio, Gloucester Premium Outlets or Oxmoor Center Mortgage Loans hereunder and such delivery shall satisfy such delivery requirements for each of the Mortgage Loan Seller and BCREI.

(f)                In addition, with respect to the Mortgage Loan identified as Mortgage Loan Number 14 on the Mortgage Loan Schedule, which is secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Mortgage Loan Seller or the originator of the Mortgage Loan that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or otherwise have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Mortgage Loan Seller or its designee shall, within forty-five (45) days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice to or make any such required request of the related franchisor (with a copy to the Master Servicer); and, the Pooling and Servicing Agreement shall require the Master Servicer to use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter).

(g)               In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items in its possession: (i) within five (5) Business Days after the Closing Date, a copy of the Mortgage File for each Mortgage Loan (except that copies of any instruments of assignment that are returned to the Custodian by the related public recording office in accordance with the requirements of Section 2.01(c) of the Pooling and Servicing Agreement shall be delivered by the Custodian to the Master Servicer) and (ii) within five (5) Business Days after the Closing Date, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, Insurance Policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan or related Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Whole Loan(s) and, to the extent that any original documents or copies, as applicable, of the following documents are not required to be a part of a Mortgage File for any Mortgage Loan or Whole Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Mortgagors in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any internal communications (including such communications between such Mortgage Loan Seller and its Affiliates) and underwriting analysis (including documents prepared by the applicable Mortgage Loan Seller or any of its Affiliates for such purposes), draft documents, attorney client communications that are privileged communications or constitute legal or other due diligence analyses and credit underwriting or due diligence analyses or data); provided that the parties hereto acknowledge and agree that some or all of the items in clauses (i) and (ii) of this sentence have, as of the Closing Date, been posted to websites to which various parties to the Pooling and Servicing Agreement have access, and if any

7

such items have been so posted to any such website(s) to which the Master Servicer has access, such items will be deemed to have been delivered to the Master Servicer in accordance with this sentence; and provided, further that if the Master Servicer is unable to download such items from such website(s) after making reasonable efforts to do so and provides notice (which may be delivered by electronic means) to the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver such items to the Master Servicer by such means as may be reasonably acceptable to the Master Servicer. In addition, the Mortgage Loan Seller shall, in accordance with Section 2.01(f) of the Pooling and Servicing Agreement, deliver to it and deposit with, or cause to be delivered to and deposited with, the Master Servicer within three (3) Business Days after the Closing Date, all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File required to be delivered by the Master Servicer under the Pooling and Servicing Agreement.

(h)               Under generally accepted accounting principles and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(i)                 The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(j)                 Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to any Mortgage Loans being identified in the Pooling and Servicing Agreement as being subject to Retained Defeasance Rights and Obligations, the Mortgage Loan Seller has transferred to a third party or has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate or establish the successor borrower and/or to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan. The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request with respect to a Mortgage Loan with Retained Defeasance Rights and Obligations, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as

8

the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Retained Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.                Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.                Representations, Warranties and Covenants of the Mortgage Loan Seller, Société Générale and the Purchaser. (a) The Mortgage Loan Seller hereby makes, as of the Time of Sale and as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Time of Sale and as of the date hereof, to and for the benefit of the Mortgage Loan Seller and Société Générale, each of the representations and warranties set forth in Exhibit B-2. Société Générale hereby makes, as of the Time of Sale and as of the date hereof (and, in connection with any replacement of a Defective Loan with one or more Qualified Substitute Mortgage Loans, pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-3.

(b)               The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)               The Mortgage Loan Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)               The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” for purposes of Regulation AB (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator for purposes of Regulation AB) and “sponsor” for purposes of Regulation AB in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and

9

the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein. Notwithstanding anything herein to the contrary, this Section 4(d) shall run exclusively for the benefit of the Purchaser and no other party.

(e)               With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the Closing Date such Servicing Function Participant is an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)                The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)               Except for the agreed-upon procedures reports obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans and a comparison of information relating to underwriting of the Mortgage Loans (such reports, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’

10

Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)               [Reserved.]

(i)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(j)                 Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide to the Depositor a certificate substantially in the form of Exhibit E, with a copy to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Certificateholder, the Asset Representations Reviewer and the Operating Advisor, each of which may be sent by email.

(k)               If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(l)                 Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans (or with respect to each of the Healthcare Trust MOB Portfolio Mortgage Loan, the Gloucester Premium Outlets Mortgage Loan or Oxmoor Center Mortgage Loan, a fee equal to the Asset Representation Reviewer Asset Review Fee for each of the entire Healthcare Trust MOB Portfolio Mortgage Loan, Gloucester Premium Outlets Mortgage Loan or Oxmoor Center Mortgage Loan, multiplied by 30.1%, 26.7% and 33.3%, respectively) subject to that Asset Review within sixty (60) days of such written invoice from the Asset Representations Reviewer. If any fees payable pursuant to this Section 4(l) are paid by the Trust pursuant to Section 12.02(b) of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall reimburse the Trust for the amount of any such fees.

11

(m)             The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(n)               The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(l) above within sixty (60) days of written request by the Asset Representations Reviewer or (B) within sixty (60) days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement), provide all documents required to be delivered by it pursuant to Section 4(i) of this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement.

(o)               The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any

12

information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(o) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(o). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(o).

Section 5.                Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice from any party to the Pooling and Servicing Agreement or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of “Mortgage File” by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)) and provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in

13

connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Mortgage Loan Seller certifies to the Trustee, the Master Servicer, the Special Servicer, the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event) and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Extended Cure Period, that the Material Defect is still in effect solely because of the failure of the applicable recording office to have recorded as filed or returned evidence of filing the document (or made such evidence available online) and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the Enforcing Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(l) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller; provided, however, that if a Material Defect relates to any of the Healthcare Trust MOB Portfolio, the Gloucester Premium Outlets Mortgage Loan or the Oxmoor Center Mortgage Loan, the Mortgage Loan Seller shall be responsible for 30.1%, 26.7% and 33.3%, respectively, of all such costs and expenses unless such Material Defect relates solely to the Mortgage Note sold hereunder by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to

14

any agreement or settlement between the Mortgage Loan Seller and the Enforcing Servicer, nothing in this paragraph shall preclude the Mortgage Loan Seller or the Enforcing Servicer from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The Mortgage Loan Seller agrees that, with respect to any Non-Serviced Mortgage Loan, any “Material Defect” relating to a “Defect” in the related “Mortgage File” (or analogous terms) under the related Non-Serviced PSA shall constitute a Material Defect under this Agreement to the extent the Mortgage Loan Seller repurchases the Non-Serviced Companion Loan from the trust created pursuant to such Non-Serviced PSA by reason of such “Material Defect”; provided, however, that the foregoing shall not apply to any Material Defect (or analogous term) related solely to the promissory note for any related Non-Serviced Companion Loan.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(l) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, however, that if a Breach relates to any of the Healthcare Trust MOB Portfolio Mortgage Loan, the Gloucester Premium Outlets Mortgage Loan or the Oxmoor Center Mortgage Loan, the Mortgage Loan Seller shall be responsible for 30.1%, 26.7% and 33.3%, respectively, of all such costs and expenses unless such Breach relates solely to the related Mortgage Note sold hereunder by the Mortgage Loan Seller; provided, further, however, that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related

15

Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, no delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to cure, repurchase or substitute for (or make a Loss of Value Payment with respect to) the related Mortgage Loan if it is otherwise required to do so under this Agreement or the Pooling and Servicing Agreement unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or by any other party to the Pooling and Servicing Agreement, to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement, after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay or failure to provide notice (as required by the terms of this Agreement or the Pooling and Servicing Agreement) prevented the Mortgage Loan Seller from curing such Material Defect and such Material Defect was otherwise curable. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

Notwithstanding anything to the contrary herein, the Mortgage Loan Seller’s obligation in respect of a Material Defect with respect to each of the Healthcare Trust MOB Portfolio Mortgage Loan, the Gloucester Premium Outlets Mortgage Loan and the Oxmoor Center Mortgage Loan shall be solely in respect of the Mortgage Loan Seller’s pro rata share of each of the Healthcare Trust MOB Portfolio Mortgage Loan, the Gloucester Premium Outlets Mortgage Loan and the Oxmoor Center Mortgage Loan based on the Mortgage Loan Seller’s percentage

16

interest as of the date hereof in each of the Healthcare Trust MOB Portfolio Mortgage Loan, the Gloucester Premium Outlets Mortgage Loan and the Oxmoor Center Mortgage Loan.

If the Mortgage Note with respect to any of the Healthcare Trust MOB Portfolio Mortgage Loan , the Gloucester Premium Outlets Mortgage Loan or the Oxmoor Center Mortgage Loan in favor of the Mortgage Loan Seller and its successors and assigns is repurchased or replaced by the Mortgage Loan Seller pursuant to this Section 5(a), and the other related mortgage note evidencing any of the Healthcare Trust MOB Portfolio, Gloucester Premium Outlets or Oxmoor Center Mortgage Loans is not repurchased or replaced by BCREI and such mortgage note remains in the Trust, then the Mortgage Loan Seller and the Purchaser hereby agree that (i) the provisions in Section 3.34 of the Pooling and Servicing Agreement and the related Intercreditor Agreement shall govern the servicing and administration of each of the Healthcare Trust MOB Portfolio, Gloucester Premium Outlets and Oxmoor Center Mortgage Loans, (ii) the Mortgage Loan Seller and its successors and assigns in respect of such repurchased or replaced Mortgage Note shall be bound by such Section 3.34 as if it were a party to the Pooling and Servicing Agreement and (iii) the Mortgage Loan Seller and its successors and assigns shall from time to time (as may be necessary) deliver to the Master Servicer or the Special Servicer, as applicable, the Mortgage Loan documents constituting or related to the applicable Mortgage Note repurchased by it, any requests for release and any court pleadings, requests for trustee’s sale or other documents necessary to the foreclosure or trustee’s sale in respect of the related Mortgaged Property or to any legal action or to enforce any other remedies or rights provided by the related Mortgage Note or Mortgage or otherwise available at law or equity with respect to the related Mortgage Note.

(b)               Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the Enforcing Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable,

17

the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)               The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the legal and beneficial ownership of such Deleted Mortgage Loan (including property acquired in respect thereof and proceeds of any insurance policy with respect thereto), and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the Master Servicer and the Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the Master Servicer and the Special Servicer of, any portion of the related Servicing File, together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the Master Servicer or the Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)               [Reserved.]

(e)               The Mortgage Loan Seller and Société Générale acknowledge and agree that the Purchaser shall have no liability to the Mortgage Loan Seller, Société Générale or otherwise for any failure of the Mortgage Loan Seller, Société Générale or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)                If the Mortgage Loan Seller and Responsible Repurchase Party are not the same Person, the Mortgage Loan Seller will provide the Responsible Repurchase Party copies of

18

any 15Ga-1 Notice delivered to the Mortgage Loan Seller pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)               Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB

19

and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)               The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)                 The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001981769.

Section 6.                Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)                All of the representations and warranties of the Mortgage Loan Seller, Société Générale and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)               The Pooling and Servicing Agreement and all other documents specified in Section 7 of this Agreement (collectively, the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such agreement affects the obligations of the Mortgage Loan Seller or Société Générale hereunder or the rights of the Mortgage Loan Seller or Société Générale as a third party beneficiary thereunder), to the Mortgage Loan Seller or Société Générale, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

20

(iii)              The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)              The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)               All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and each of the Mortgage Loan Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)              The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)             The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)           Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms;

(ix)              The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement; and

(x)               Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use its commercially reasonable best efforts to perform its obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.                Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), as applicable, and upon which such Interested Parties may rely:

(i)                This Agreement, duly executed by the Purchaser, the Mortgage Loan Seller and Société Générale;

(ii)               The Indemnification Agreement, duly executed by the respective parties thereto;

21

(iii)              A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

(iv)              A Secretary’s Certificate substantially in the form of Exhibit D-2 hereto, executed by the Secretary or an assistant secretary of Société Générale, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits the organizational documents of Société Générale;

(v)               A certificate of good standing with respect to the Mortgage Loan Seller issued by the Secretary of State of the State of Delaware not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(vi)              A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-3 hereto, executed by an authorized officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vii)            A certificate of Société Générale substantially in the form of Exhibit D-4 hereto, executed by an authorized officer of Société Générale on Société Générale’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(viii)          A written opinion of in-house or independent counsel for the Mortgage Loan Seller and Société Générale, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s and Société Générale’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(ix)               A written opinion of special counsel for the Mortgage Loan Seller and Société Générale, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller and Société Générale;

(x)               A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact

22

necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(xi)               A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon portions of the Prospectus and the Private Placement Memorandum (as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the agreed upon portions of the Prospectus are appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(xii)             Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of the date thereof;

(xiii)           One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private

23

Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xiv)           If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xv)             Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.                Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit BB or Exhibit CC to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit DD of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form ready for inclusion in the related filing (and in a data file-type readily convertible to an EDGAR form), including a summary of material information if requested by the Purchaser, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder. The obligation of Mortgage Loan Seller to provide the above-referenced disclosure materials shall be suspended (for so long as neither the Trust nor, with respect to any Serviced Companion Loan related to a Serviced Pari Passu Mortgage Loan sold to the Trust by Seller, the trust in the related Other Securitization, is subject to the reporting requirements of the Exchange Act), as to any fiscal year, upon the Certificate Administrator or the Trustee, as applicable, filing the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act as to that fiscal year in accordance with Section 11.08 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Exchange Act have otherwise been automatically suspended; provided that for the avoidance of doubt, the suspension of such information reporting does not apply to information that is required to be provided for the fiscal year prior to suspension of the Trust’s reporting requirements under the Exchange Act (including Additional Form 10-K Information required to be

24

disclosed on the Form 10-K related to the fiscal year preceding the year in which the form necessary to be filed with the Commission to suspend the Trust’s reporting obligations under the Exchange Act was filed).

In addition, with respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator, upon the reasonable request of such party, by providing all Mortgage Loan-related documents, data and information in the possession of the Seller at or prior to the Closing Date and necessary for the ongoing compliance by the Depositor and the Trust with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis.

Section 9.                Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (ix) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (x) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xi) the reasonable fees and expenses of special counsel to the Purchaser.

25

Section 10.            Notices. All demands, notices and communications hereunder shall be in writing, and shall be deemed to have been duly given when delivered (or, in the case of facsimile or electronic notices, when received), if to the Purchaser (except as otherwise provided in Section 4(j)), addressed to the address for such party set forth in Section 13.05 of the Pooling and Servicing Agreement, or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller or Société Générale, to the address for such party set forth in Section 13.05 of the Pooling and Servicing Agreement or such other address as may be designated by the Mortgage Loan Seller or Société Générale to the Purchaser in writing.

Section 11.            Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person (other than an identified third-party beneficiary) will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(k) and 4(l) of this Agreement.

Section 12.            Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller and Société Générale delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.            Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this

26

Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.            Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.            Further Assurances. The Mortgage Loan Seller, Société Générale and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.            Successors and Assigns. The rights and obligations of the Mortgage Loan Seller and Société Générale under this Agreement shall not be assigned by the Mortgage Loan Seller or Société Générale without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller or Société Générale may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller or Société Générale is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller or Société Générale, shall be the successor to the Mortgage Loan Seller or Société Générale, as the case may be, hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the

27

registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller, Société Générale and the Purchaser, and their respective successors and permitted assigns.

Section 17.            Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.            Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated June 21, 2023 among the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

Section 19.            Repurchase Obligations of Société Générale. (a) Société Générale hereby covenants and agrees with the Purchaser that Société Générale shall be liable to the Purchaser to the same extent as the Mortgage Loan Seller for all of the obligations of the Mortgage Loan Seller under Section 5 of this Agreement. Société Générale further agrees that the Purchaser shall not be bound or obligated to initially request the Mortgage Loan Seller to perform any of its obligations under Section 5 of this Agreement, but may instead initially request Société Générale to perform such obligations. Additionally, Société Générale agrees that the Purchaser shall not be bound or obligated in any way to exhaust recourse against the Mortgage Loan Seller before being entitled to demand the performance by Société Générale of the Mortgage Loan Seller’s obligations under Section 5 of this Agreement. Performance by Société Générale of any of the Mortgage Loan Seller’s obligations under Section 5 of this Agreement shall be deemed to be performance thereof by the Mortgage Loan Seller and performance by the Mortgage Loan Seller of its obligations under Section 5 of this Agreement shall be deemed to be performance thereof by Société Générale.

(b)       The Mortgage Loan Seller, Société Générale and the Purchaser hereby agree that the obligations of Société Générale with respect to the Repurchase Obligations (defined below) are the direct obligations of Société Générale and the Repurchase Obligations with respect to Société Générale are not intended to constitute a guaranty or contract of suretyship. However, in the event that the Repurchase Obligations are recharacterized as a guaranty, surety or other similar form of obligation, then in such case Société Générale agrees that it shall guaranty the Repurchase Obligations. Société Générale hereby agrees that Société Générale’s obligation to cure or repurchase any Mortgage Loan with respect to which a Material Defect has occurred or deliver a Loss of Value Payment, if applicable, in each case pursuant to Section 5 and Section 19(a) hereof (such obligations of Société Générale, the “Repurchase Obligations”) shall not be released, diminished, impaired, reduced or adversely affected by, and does hereby waive any defenses

28

related to, any common law, equitable, statutory or other rights (including without limitation rights to notice) which Société Générale might otherwise have in the event of any such recharacterization.

Section 20.            Recognition of U.S. Special Resolution Regimes.

(i)                In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(ii)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

(iii)               For the purposes of this Section 20 and Section 21, the following definitions apply:

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 21.            Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(i)                Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 20, no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution, or similar proceeding (each

29

an “Insolvency Proceeding”), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(ii)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

Section 22.            Acknowledgement and Consent to Bail-In of Société Générale. Notwithstanding any other term of this Agreement or any other agreement, arrangement or understanding between the parties hereto, each party hereto acknowledges and accepts that any liability of Société Générale to any party under or in connection with this Agreement may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)               any Bail-In Action in relation to any such liability, including (without limitation):

(i)                a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)               a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)             a cancellation of any such liability; and

(b)               a variation of any term of this Agreement to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

(c)               For the purposes of this Section 22, the following definitions apply:

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

30

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“Write-down and Conversion Powers” means:

(a)               in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)               in relation to any other applicable Bail-In Legislation:

(i)                any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)               any similar or analogous powers under that Bail-In Legislation.

[SIGNATURE PAGE FOLLOWS]

31

IN WITNESS WHEREOF, the Mortgage Loan Seller, Société Générale and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

SOCIETE GENERALE FINANCIAL CORPORATION

By:	/s/ Justin Cappuccino
Name: Justin Cappuccino
Title: Director

BBCMS 2023-C20 - Mortgage Loan Purchase Agreement (SGFC)

SOCIÉTÉ GÉNÉRALE

By:	/s/ Kevin Kelley
Name: Kevin Kelley
Title: Director

BBCMS 2023-C20: Mortgage Loan Purchase Agreement (SGFC)

BARCLAYS COMMERCIAL MORTGAGE SECURITIES LLC

By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

BBCMS 2023-C20: Mortgage Loan Purchase Agreement (SGFC)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BBCMS Mortgage Trust 2023-C20

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County	Property Type	Total SF/Units	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date	ARD Step Up (%)	Term	Rem. Term
13	SGFC	South Lake at Dulles	13820 Sunrise Valley Drive	Herndon	VA	20171	Fairfax	Office	269,873	SF	20,500,000	20,500,000.00	Interest Only	104,928.21	Actual/360	6.05800%	0.01553%	6.04247%	5	3/5/2028	3/5/2028		60	56
14	SGFC	Doubletree Downtown Chattanooga	407 Chestnut Street	Chattanooga	TN	37402	Hamilton	Hospitality	186	Rooms	19,500,000	19,500,000.00	Interest Only	115,824.13	Actual/360	7.03000%	0.01553%	7.01447%	1	6/1/2030	6/1/2030		84	83
29	SGFC	Lagoons MHC / RV Park	600 Enterprise Boulevard	Rockport	TX	78382	Aransas	Manufactured Housing	303	Pads	5,500,000	5,500,000.00	Interest Only, Amortizing Balloon	29,949.86	Actual/360	6.44500%	0.01553%	6.42947%	1	6/1/2033	6/1/2033		120	119

1

Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve	Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve
0	0	NAP	L(23),YM1(30),O(7)	Fee	0	0	418,815	104,704	Cash		10,186	10,186	Cash		0	5,622	0			0	0	0			0
0	0	NAP	L(25),D(55),O(4)	Fee	5	0	201,914	40,383	Cash		110,408	9,201	Cash		0	Springing	0			0	0	0			0
360	360	NAP	L(25),D(91),O(4)	Fee	5	0	49,898	8,317	Cash		38,420	7,684	Cash		0	1,543	0			0	0	0			0

2

Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Other Description	Upfront Other Reserve	Other Monthly Description	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type	Borrower Name	Sponsor	Primary Servicing Fee Rate	Total Servicing Fee
0			Amazon Lease Parking Reserve	0		Springing	0			NAP	NAP	No	Hard	Mirabaud RE South Lake Owner LLC	Mirabaud RE South Lake Owner LLC	0.00125%	0.00250%
0			PIP Reserve	3,450,000		Springing	0	Cash		NAP	NAP	No	Hard	CPZ Chattanooga, LLC, ALC Chattanooga, LLC, NCE Chattanooga, LLC and BHelm Chattanooga, LLC	B. Scott Satterfield and Greg R. Helm	0.00125%	0.00250%
0				0		0	0			NAP	NAP	No	Springing	J&S Lagoons RV, L.L.C.	Charles S. Johnston, Hugh S. Johnston, Thomas W. Johnston and Alexander Stewart	0.00125%	0.00250%

3

BBCMS Mortgage Trust 2023-C20

MORTGAGE LOAN SCHEDULE

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County	Property Type	Total SF/Units	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date	ARD Step Up (%)
4	Barclays, SGFC	Healthcare Trust MOB Portfolio	Various	Various	Various	Various	Various	Office	1,247,943	SF	61,500,000	61,500,000.00	Interest Only	335,309.53	Actual/360	6.45300%	0.01553%	6.43747%	6	6/6/2033	6/6/2033
11	Barclays, SGFC	Gloucester Premium Outlets	100, 200, 300, 400 and 600 Premium Outlets Drive	Blackwood	NJ	08012	Camden	Retail	378,515	SF	25,000,000	25,000,000.00	Interest Only	129,355.32	Actual/360	6.12400%	0.01553%	6.10847%	1	3/1/2033	3/1/2033
12	Barclays, SGFC	Oxmoor Center	7900 Shelbyville Road	Louisville	KY	40222	Jefferson	Retail	904,078	SF	22,500,000	22,500,000.00	Interest Only	154,364.58	Actual/360	8.12000%	0.01553%	8.10447%	1	6/1/2028	6/1/2028

6

Sequence #	Seller	Property Name	Property Address	City	State	Zip Code	County	Property Type	Total SF/Units	Unit of Measure	Original Balance	Current Balance	Amortization Type	Monthly Debt Service	Accrual Type	Interest Rate (%)	Admin. Fee	Net Mortgage Interest Rate	Payment Date	Maturity/ARD Date	Final Mat Date	ARD Step Up (%)

6

Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve
120	119	0	0	NAP	L(12),YM1(13),DorYM1(88),O(7)		0	289,100	643,802	321,901	Cash		6,283	1,257	Cash		0	Springing	0			0
120	116	0	0	NAP	L(28),D(86),O(6)	Fee	0	0	0	Springing			0	Springing			0	Springing	0			0
60	59	0	0	NAP	L(25),D(31),O(4)	Leasehold	0	0	0	Springing			0	Springing			0	Springing	183,389			11,882,926

6

Term	Rem. Term	Amort. Term	Rem. Amort.	Crossed Loan	Original String	Title Type	Grace Period (Late Payment)	Upfront Eng. Reserve	Upfront RE Tax Reserve	Monthly RE Tax Reserve	RE Tax Escrow Cash or LOC	Counterparty of RE Tax Escrow LOC	Upfront Ins. Reserve	Monthly Ins. Reserve	Insurance Escrow Cash or LOC	Counterparty of Insurance Escrow LOC	Upfront CapEx Reserve	Monthly Capex Reserve	CapEx Reserve Cap	Capex Escrow Cash or LOC	Counterparty of Capex Escrow LOC	Upfront TI/LC Reserve

6

Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Other Description	Upfront Other Reserve	Other Monthly Description	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type	Borrower Name	Sponsor	Primary Servicing Fee Rate	Total Servicing Fee
Springing	0			0	0			Outstanding TI/LC Reserve (Upfront: $4,760,872), Free Rent Reserve (Upfront: $269,376), Belpre V Reserve (Monthly: Springing)	5,030,248	Outstanding TI/LC Reserve (Upfront: $4,760,872), Free Rent Reserve (Upfront: $269,376), Belpre V Reserve (Monthly: Springing)	Springing	0	Cash		NAP	NAP	No	Hard	Various	Healthcare Trust Operating Partnership, L.P.	0.00125%	0.00250%
Springing	0			0	0				0		0	0			NAP	NAP	No	Hard	Gloucester Premium Outlets, LLC	Simon Property Group, L.P.	0.00125%	0.00250%
Springing	1,100,331	Cash		0	0			Gap Rent Reserve (Upfront: $1,506,022), Ground Rent Reserve (Monthly: Springing)	1,506,022	Gap Rent Reserve (Upfront: $1,506,022), Ground Rent Reserve (Monthly: Springing)	Springing	0	Cash		NAP	NAP	No	Hard	Hocker Oxmoor, LLC	BPR Nimbus LLC	0.00125%	0.00250%

6

Monthly TI/LC Reserve	TI/LC Reserve Cap	TI/LC Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Debt Service Reserve	Monthly Debt Service Reserve	Debt Service Reserve Cash or LOC	Counterparty of TI/LC Escrow LOC	Upfront Other Description	Upfront Other Reserve	Other Monthly Description	Monthly Other Reserve	Other Reserve Cap	Other Reserve Cash or LOC	Counterparty of Other Escrow LOC	Holdback Amt	Description of LOC	Letter of Credit	Lockbox Type	Borrower Name	Sponsor	Primary Servicing Fee Rate	Total Servicing Fee

6

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the Time of Sale and as of the date hereof:

(a)               The Mortgage Loan Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)               The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)               The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)               The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)              No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)              The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)                The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)                The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)               After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)                The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)             No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)              The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

(o)              The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the Time of Sale and as of the date hereof:

(a)               it is a limited liability company duly organized, validly existing, and in good standing in the State of Delaware;

(b)               it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

(c)               it has the power and authority to own its property and to carry on its business as now conducted;

(d)              it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of formation or operating agreement of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser’s property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

(e)              this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

(f)               the execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all requisite action by the Purchaser and will not violate or breach any provision of its organizational documents;

(g)              it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition

Exh. B-2-1

(financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

(h)               it has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

(i)                all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made;

(j)                 it has not intentionally violated any provisions of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001; and

(k)               it (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Reports and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchasers at least six (6) Business Days before the first sale in the offering contemplated by the Prospectus and Final Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

Exh. B-2-2

EXHIBIT B-3

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SOCIÉTÉ GÉNÉRALE

Société Générale hereby represents and warrants that, as of the Time of Sale and as of the date hereof:

(a)               Société Générale, a company duly incorporated in accordance with French law, registered with the Trade and Companies registry of Paris under the number 552 120 222, with registered address at 29, boulevard Haussmann 75009 Paris, France, is duly incorporated as a limited company (société anonyme), licensed in France as a credit institution (établissement de crédit), and is in good standing under the laws of each jurisdiction in which it is licensed to operate and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of the Mortgage Loan and to perform its obligations under this Agreement.

(b)               Société Générale’s execution and delivery of, performance under, and compliance with this Agreement, will not violate Société Générale’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of Société Générale, is likely to affect materially and adversely the ability of Société Générale to perform its obligations under this Agreement.

(c)               Société Générale has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)               This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of Société Générale, enforceable against Société Générale in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)               Société Générale is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in Société Générale’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of Société Générale to perform its obligations under this Agreement.

(f)                No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by Société Générale of the

Exh. B-3-1

transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)               No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of Société Générale’s knowledge, threatened against Société Générale that, if determined adversely to Société Générale, would prohibit Société Générale from entering into this Agreement or that, in Société Générale’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of Société Générale to perform its obligations under this Agreement.

Exh. B-3-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement.

1.                  Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related Non-Serviced Trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

2.                  Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Exh. C-1

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

3.                  Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

4.                  Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

5.                  Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) (1) there has been no forbearance, waiver or modification of the material terms of the Mortgage Loan which such forbearance, waiver or modification relates to the COVID-19 emergency, (2) as of the Cut-off Date, to the knowledge of the Mortgage Loan Seller, after due inquiry, there has been no request for a forbearance, waiver or modification of the material terms of the Mortgage Loan, which such request relates to the COVID-19 emergency and (3) other than as related to the COVID-19 emergency, the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan that have been consented to by the Mortgage Loan Seller on or after the Cut-off Date.

Exh. C-2

6.                  Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 7 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

7.                  Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a Crossed Underlying Loan, the lien

Exh. C-3

of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage.

8.                  Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (6) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

9.                  Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents

Exh. C-4

or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

10.              Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

11.              Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

12.              Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of

Exh. C-5

this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

13.              Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

14.              Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 7), an engineering report or property condition assessment as described in paragraph 11, applicable local law compliance materials as described in paragraph 25, and the ESA (as defined in paragraph 41), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents; (f) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan; or (g) the current principal use of the Mortgaged Property.

15.              Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related depositor under the Non-Serviced PSA or Non-Serviced Master Servicer for the related Non-Serviced Trust).

16.              No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

Exh. C-6

17.              Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related

Exh. C-7

perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan or Whole Loan, as applicable, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a Mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan

Exh. C-8

obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

18.              Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 7) and survey, if any, an engineering report or property condition assessment as described in paragraph 11, applicable local law compliance materials as described in paragraph 25, and the ESA (as defined in paragraph 41), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

19.              No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

20.              No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

Exh. C-9

21.              REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components, such as wiring, plumbing systems and central heating and air-conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. For purposes of the preceding sentence, a Mortgage Loan will not be considered “significantly modified” solely by reason of the borrower having been granted a COVID-19 related forbearance provided that: (a) such Mortgage Loan forbearance is covered by Revenue Procedure 2020-26 (as extended by Revenue Procedure 2021-12) by reason of satisfying the requirements for such coverage stated in Section 5.02(2) of Revenue Procedure 2020-26; and (b) the related Mortgage Loan Seller identifies such Mortgage Loan and provides (x) the date on which such forbearance was granted, (y) the length in months of the forbearance, and (z) how the payments in forbearance will be paid (that is, by extension of maturity, change of amortization schedule, etc.). Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

22.              Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

Exh. C-10

23.              Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

24.              Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

25.              Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property. The Mortgage Loan documents require the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

26.              Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or

Exh. C-11

operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan documents require the related Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

27.              Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii) breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

28.              Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 33) of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 33 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the

Exh. C-12

meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

29.              Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

30.              Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is

Exh. C-13

excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided, that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

31.              Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 28 and 33 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with

Exh. C-14

all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

32.              Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

33.              Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the Trustee has a perfected

Exh. C-15

security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

34.              Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

35.              Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(a)               The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except by any written instruments which are included in the related Mortgage File;

(b)               The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee;

(c)               The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated

Exh. C-16

maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)               The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(e)               Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (provided that proper notice is delivered to the extent required in accordance with the Ground Lease or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(f)                The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)               The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provided that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)               A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)                 The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller

Exh. C-17

in connection with the origination of similar commercial or multifamily loans intended for securitization;

(j)                 Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)               In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)                 Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

36.              Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

37.              Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

38.              No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation

Exh. C-18

or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

39.              Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

40.              Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan and other than as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (40) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

41.              Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-13 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an

Exh. C-19

operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, Fitch Ratings, Inc. and/or A.M. Best Company; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-13 or its successor) at the related Mortgaged Property.

42.              Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) is a Member of the Appraisal Institute, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement or is accomplished by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirement of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

43.              Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as Exhibit A is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

44.              Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except in the case of a Mortgage Loan that is part of a Whole Loan.

45.              Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan

Exh. C-20

Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

46.              Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of this Exhibit C, “Mortgagor” means the obligor or obligors on a Mortgage Note, including without limitation, any person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note and including in connection with any Mortgage Loan that utilizes an indemnity deed of trust structure, the borrower and the Mortgaged Property owner/payment guarantor/mortgagor individually and collectively, as the context may require.

For purposes of this Exhibit C, the phrases “the Mortgage Loan Seller’s knowledge” or “the Mortgage Loan Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the officers and employees of the Mortgage Loan Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth in these representations and warranties). All information contained in documents which are part of or required to be part of a Mortgage File (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

Exh. C-21

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

None.

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

None.

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Related Borrower Mortgage Loans

Mortgage Loan Number	Mortgaged Property Name
11	Gloucester Premium Outlets

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
(4) Hospitality Provisions	Doubletree Downtown Chattanooga (Loan No. 14)	The existing comfort letter was issued to the originator of the Mortgage Loan and is not enforceable by the issuing entity against the franchisor. However, the terms of the comfort letter provide for the issuance of a replacement comfort letter in the name of the issuing entity upon the transfer of the Mortgage Loan to the issuing entity, provided certain conditions are complied with.
(6) Lien; Valid Assignment	Healthcare Trust MOB Portfolio (Loan No. 4)

Pursuant to a declaration of covenants, conditions and restrictions (the “Declaration”) to the benefit of a regional hospital (the “Declarant”), the related borrower is required to maintain a ratio of one physician per 2,500 square feet of improvements constructed at the Rockwall Medical Plaza- Rockwall, TX Mortgaged Property (which physician is required to satisfy certain conditions set forth in the Declaration) (the “Physician Ratio”). If the borrower fails to meet or exceed the Physician Ratio, and such default continues for a period of 180 days after written notice of default is given by the Declarant to the borrower, the Declarant has the option to purchase the Mortgaged Property for a price equal to 100% of the then fair market value of the Mortgaged Property (including the improvements located thereon). Notwithstanding anything to the contrary in the foregoing, pursuant to an estoppel certificate obtained by the lender in connection with the origination of the Mortgage Loan, the Declarant has waived its right to purchase the Mortgaged Property for so long as the lien of the Mortgage Loan encumbers the related borrower’s interest in the Mortgaged Property.

In addition, the following tenants have a right of first offer (“ROFO”) and/or right of first refusal (“ROFR”) in the event of a proposed transfer of the related Mortgaged Property: (i) Pinnacle Health Hospitals with respect to each of the UMPC - Fisher Road - Mechanicsburg, PA Mortgaged Property, the UMPC - Sir Thomas Court - Harrisburg, PA Mortgaged Property and the UMPC - Chambers Hill - Harrisburg, PA Mortgaged Property and (ii) Prisma Health-Upstate with respect to each of the Eastside Cancer Institute - Greenville, SC Mortgaged Property and the Greenville Health System - Greenville, SC Mortgaged Property. In each instance, the related ROFO and/or ROFR, as applicable, does not apply to a transfer of the related Mortgaged Properties in connection with a foreclosure or deed-in-lieu of foreclosure.

In addition, (i) HCA Health Services of Florida, Inc., the grantor under a special warranty deed, has a ROFR to purchase the DaVita Dialysis – Hudson, FL Mortgaged Property in connection with a sale of the Mortgaged Property and (ii) GMR Belpre, LLC, an adjacent property owner, has a ROFO to purchase the Belpre V Cancer Center - Belpre, OH Mortgaged Property. The ROFO described in the immediately preceding clause (ii) (but not the ROFR described in the immediately preceding clause (i)) has been waived in connection with a foreclosure or deed-in-lieu of foreclosure.

(6) Lien; Valid Assignment	Oxmoor Center (Loan No. 12)	The related Mortgaged Property is subject to an Easement, Restriction and Operating Agreement (the “Agreement”) that requires any transferee in connection with a transfer of title to the Mortgaged Property to either (i) be

Exh. D-1-1

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
an experienced operator of shopping centers (or to cause the Mortgaged Property to be operated by an experienced operated) with substantial assets so as to meet the obligations of the Agreement or (ii) to have been approved in writing by the largest tenant at the Mortgaged Property, Macy’s (or its successor).
(6) Lien; Valid Assignment	South Lake at Dulles (Loan No. 13)	The sole tenant at the Mortgaged Property, Amazon.com Services, Inc., has a right of first offer to purchase the Mortgaged Property in the event of a proposed transfer of the Mortgaged Property. The right of first offer does not apply to a transfer of the Mortgaged Property in connection with a foreclosure or deed-in-lieu of foreclosure, but does apply to any transfer of the Mortgaged Property by a party other than the lender subsequent to a foreclosure or deed-in-lieu of foreclosure.
(7) Permitted Liens; Title Insurance	Healthcare Trust MOB Portfolio (Loan No. 4)	See exception to Representation and Warranty No. 6, above.
(7) Permitted Liens; Title Insurance	South Lake at Dulles (Loan No. 13)	See exception to Representation and Warranty No. 6, above.
(8) Junior Liens	Gloucester Premium Outlets (Loan No. 11)	The Mortgage Loan documents permit the Mortgagor to enter into any “Property-Assessed Clean Energy” (PACE) loan or any other indebtedness which is incurred for improvements to the Mortgaged Property for the purpose of increasing energy efficiency, increasing use of renewable energy resources, resource conservation or any combination of the foregoing and is repaid through multi-year assessments against the Mortgaged Property, in an amount not to exceed $5,000,000 subject to Rating Agency Confirmation and the lender’s consent (not to be unreasonably withheld, conditioned or delayed).
(17) Insurance	Gloucester Premium Outlets (Loan No. 11)	The insurance coverage required by the Mortgage Loan documents is required to be issued by insurance companies having a claims paying ability or financial strength (1) a claims paying ability rating of “A-” or better by S&P, “A2” or better by Moody’s, to the extent Moody’s rated the securities and rates the applicable carriers, and “A” or better by Fitch, to the extent Fitch rates the securities and rates the applicable carriers (provided, however for multi-layered policies, (A) if four (4) or fewer insurance companies issue the policies, then at least 75% of the insurance coverage represented by the policies must be provided by insurance companies with a rating of “A” or better by S&P, “A2” or better by Moody’s, to the extent Moody’s rated the securities and rates the applicable carriers, and “A” or better by Fitch, to the extent Fitch rates the securities and rates the applicable carriers, with no remaining carrier below “BBB” by S&P, “Baa2” by Moody’s, to the extent Moody’s rated the securities and rates the applicable carriers, and “BBB” by Fitch, to the extent Fitch rates the securities and rates the applicable carriers, or (B) if five (5) or more insurance companies issue the Policies, then at least sixty percent (60%) of the insurance coverage represented by the policies must be provided by insurance companies with a rating of “A” or better by S&P, “A2” or better by Moody’s, to the extent Moody’s rated the securities and rates the applicable carriers, and “A” or better by Fitch, to the extent Fitch rates the securities and rates the applicable carriers, with no remaining carrier below “BBB” by S&P, “Baa2” by Moody’s, to the extent Moody’s rated the securities and rates the applicable carriers, and “BBB” by Fitch, to the extent Fitch rates the securities and rates the applicable carriers, and (2) a rating of A:X or better by A.M. Best.
(17) Insurance	Gloucester Premium Outlets (Loan No. 11)	The Mortgage Loan documents provide that from and after a property loss, the Mortgagee has the right to hold and disburse net insurance proceeds where the net insurance proceeds or the cost of completing the restoration is greater than (i) 5% of the then-outstanding principal amount of the Whole Loan so long as Simon Property Group, L.P. or Simon Inc. owns at least 50% of the direct or indirect interests in the Mortgagor and controls Mortgagor, or (ii) 2.5% of the then-outstanding principal amount of the Whole Loan in the
Exh. D-1-2

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
event Simon Property Group, L.P. or Simon Inc. does not own at least 50% of the direct or indirect interests in the Mortgagor and control Mortgagor.
(17) Insurance	Gloucester Premium Outlets (Loan No. 11)

The Mortgage Loan documents permit a deductible up to $500,000 for the “all risk” or “special perils” property insurance coverage, including terrorism coverage, except with respect to flood, windstorm/named storm/hail coverage and earthquake coverage, which may have a deductible not to exceed 5% of the total insurable value of the Mortgaged Property (collectively, the “Required Deductible”), which deductibles may not be customary. In addition, the Mortgagor is permitted to utilize a retention amount, up to a $10,000,000 aggregate deductible and subject to a $5,000,000 per occurrence deductible, in addition to the Required Deductible, so long as (1) the retention amount is aggregated annually, (2) the retention amount remains prefunded at all times during the term of the Mortgage Loan, and (3) the Mortgagor has submitted evidence satisfactory to the lender and the rating agencies of such prefunded arrangement at the request of the lender or rating agency.

The Mortgage Loan documents permit an insurance deductible or self-insured retention not to exceed $750,000, with respect to the required commercial general liability insurance.

(25) Local Law Compliance	Healthcare Trust MOB Portfolio (Loan No. 4)

Certain building code, fire code and/or zoning code violations are open at each of the St Peters - Albany, NY - 5 Palisades Mortgaged Property, St Peters - Albany, NY - 4 Palisades Mortgaged Property, the Kingwood Executive Center - Kingwood, TX Mortgaged Property, the Bone and Joint Specialists - Merrillville, IN Mortgaged Property and the DaVita Bay Breeze Dialysis Center - Largo, FL Mortgaged Property, including, among other things, in connection with missing certificates of occupancy with respect to the tenants Mimi’s Kitchen and Andrew G. Hune, DPM at the St Peters - Albany, NY - 4 Palisades Mortgaged Property (collectively, the “Violations”). The Mortgage Loan documents require the Mortgagor to (i) cure all of the Violations and (ii) deliver to the lender updates to the zoning reports obtained in connection with the origination of the Mortgage Loan confirming that there are no outstanding violations, provided, however, that so long as the Mortgagor has taken all commercially reasonable actions within its control to cure the Violations and deliver to the lender updated zoning reports, the borrower’s failure to do so within the timeframes set forth in the Mortgage Loan documents will not, on its own, result in an event of default.

The Beaumont Medical Center – Warren, MI Mortgaged Property is legal non-conforming as to use as medical office on the upper levels of the related improvements is no longer permitted under the current zoning code. If a structure containing a legal non-conforming use is damaged to the extent of 60% or less of its valuation by fire, explosion, act of God or any act of the public enemy, such structure may be restored to its prior non-conforming use.

The Pioneer Spine Sports - Springfield Mortgaged Property is legal non-conforming as to use as medical office uses require special permit review by the related City Council under the current zoning code and the Mortgaged Property has not undergone such review. If a structure containing a legal non-conforming use has been partially damaged by fire, explosion, flood, riot, or other phenomenon, or legally condemned, such structure may be restored to its prior non-conforming use and continued as-of-right, provided, however, the estimated cost of such restoration does not exceed ½ of the fair value of the structure, based on the replacement cost immediately prior to such damage.

The UMPC - Chambers Hill - Harrisburg, PA Mortgaged Property is legal non-conforming as to use as medical office uses are prohibited under the current zoning code. If a structure containing a legal non-conforming use has been damaged or destroyed, such structure may only be restored to its prior legal non-conforming use if (i) the application for a building permit is submitted within 18 months after the date of damage or destruction, (ii) work

Exh. D-1-3

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
begins in earnest within six months afterwards and continues, and (iii) no non-conformity may be newly created or increased by such restoration.
(26) Licenses and Permits	Healthcare Trust MOB Portfolio (Loan No. 4)	See exception to Representation and Warranty No. 25, above.
(27) Recourse Obligations	Gloucester Premium Outlets (Loan No. 11)

For so long as Simon Property Group, L.P. or Simon Inc. is the guarantor, the guaranty limits the guarantor’s liability to twenty percent (20%) of the original principal amount of the Mortgage Loan, plus all out-of-pocket costs and expenses (including court costs and reasonable out-of-pocket attorneys’ fees) incurred by the lender in the enforcement of the guaranty or the preservation of lender’s rights under the guaranty. Simon Property Group is an S&P 100 company (NYSE: SPG) and is rated A/A3/A by Fitch, Moody’s and S&P, respectively.

The Mortgagor and the non-recourse carve-out guarantor will not have liability under the full recourse carve-outs for transfers in violation of the Mortgage Loan documents or breaches of the special purpose entity covenants or any loss carve-out in the Mortgage Loan documents, provided that the circumstance, event or condition which gave rise to the carve-out is attributable to one or more of the following: (i) insufficient revenue from the Mortgaged Property; (ii) the Mortgagor’s lack of access to revenue from the Mortgaged Property as the result of the lender’s exercise of remedies with respect to the Mortgaged Property’s cash flows; (iii) the insolvency of the Mortgagor or negative cash flow from the Mortgaged Property and/or the actual or constructive admission of the same by any means in any context; (iv) the payment of the Mortgagor’s debts and liabilities as they become due and payable from sources other than the Mortgaged Property; (v) the failure to pay the Mortgage Loan or other obligation or debts of the Mortgagor, as the result of (i) through (iii) above; or (vi) the imposition of any lien or encumbrance on the Mortgaged Property by a creditor of the Mortgagor through a judgment of exercise of statutory right, where such lien or encumbrance arises from the nonpayment of amounts owing to such creditor as the result of clauses (i) through (iii) above.

(27) Recourse Obligations	South Lake at Dulles (Loan No. 13)	The Mortgage Loan documents do not provide recourse to a person or entity separate from the Mortgagor for any of the obligations contained in the Mortgage Loan documents.
(27) Recourse Obligations	Oxmoor Center (Loan No. 12)	With respect to clause (a)(iii) of Representation and Warranty No. 27, the Mortgage Loan documents only provide recourse for losses to the lender (and not full recourse) arising out of or in connection with transfers made in violation of the Mortgage Loan documents.
(31) Due on Sale or Encumbrance	Gloucester Premium Outlets (Loan No. 11)	The Mortgage Loan documents permit a direct or indirect owner of the Mortgagor to pledge its interest in the Mortgagor to secure a corporate or parent level credit facility from one or more financial institutions, involving multiple underlying real estate assets.
(33) Defeasance	Gloucester Premium Outlets (Loan No. 11)	The Mortgage Loan documents require the Mortgagor to pay for all reasonable out-of-pocket costs and expenses incurred in connection with a defeasance (including Rating Agency fees and reasonable attorneys’ fees, but accountants’ fees are not expressly enumerated in the provision), but the Mortgage Loan documents provide that any servicing fees will be limited to a maximum amount of $10,000.
(35) Ground Leases	Healthcare Trust MOB Portfolio (Loan No. 4)

A portion of each of the Greenville Health System - Greenville, SC Mortgaged Property and the Decatur Medical Office Building - Decatur, GA Mortgaged Property is comprised of the borrower’s leasehold interest in certain parcels improved by 45 and 27 parking spaces, respectively (each a “Parking Parcel”). In the event of a termination of the Greenville Health Ground Lease, the Greenville Health System - Greenville, SC Mortgaged Property would become legal non-conforming with respect to parking.

Exh. D-1-4

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception

Neither of the related Ground Leases contain standard lender protections, including:

With respect to clause (a) of Representation and Warranty No. 35, the Ground Lease at the Greenville Health System - Greenville, SC Mortgaged Property (the “Greenville Health Ground Lease”) restricts the use and occupancy of the related Parking Parcel solely to the construction and maintenance of fencing and parking for the borrower, its employees, guests and invitees.

With respect to clause (b) of Representation and Warranty No. 35, (i) the Ground Lease at the Decatur Medical Office Building - Decatur, GA Mortgaged Property (the “Decatur Ground Lease”) only requires the prior written consent of the Mortgagee for a material amendment or modification of the Decatur Ground Lease and (ii) the Greenville Health Ground Lease is silent as to whether the Greenville Health Ground Lease may be amended, modified, canceled or terminated without the prior written consent of the Mortgagee, provided, however, that upon a foreclosure, non-judicial trustee’s sale or other proceedings brought by the lender to enforce its rights under the related security instrument, neither the lender nor its direct successor will be bound by any amendment or modification of the Greenville Health Ground Lease made without the lender’s prior written consent (such consent not to be unreasonably withheld).

With respect to clause (c) of Representation and Warranty No. 35, (i) the Decatur Ground Lease expires on November 16, 2032, subject to one, ten year extension option and (ii) the Greenville Health Ground Lease expires on September 30, 2024, subject to automatic extension for successive two year periods unless either the related borrower or ground lessor provides the other party at least 180 days prior written notice of its intent not to renew (which, in either instance, may result in an expiration date that is less than 20 years beyond the stated maturity date of the related Mortgage Loan).

With respect to clause (g) of Representation and Warranty No. 35, the Greenville Health Ground Lease is silent as to any required notices to the Mortgagee.

With respect to clause (i) of Representation and Warranty No. 35, the Greenville Health Ground Lease is silent as to subletting restrictions.

With respect to clause (j) and (k) of Representation and Warranty No. 35, (i) the Decatur Ground Lease is silent as to the Mortgagee or a trustee appointed by it having the right to hold and disburse insurance proceeds or condemnation awards and (ii) the Greenville Health Ground Lease is silent as to insurance proceeds and condemnation awards.

With respect to clause (l) of Representation and Warranty No. 35, (i) the Decatur Ground Lease does provide that in the event of the termination of the Decatur Ground Lease, the ground lessor is required to enter into a new lease with the Mortgagee upon, among other conditions, payment by the Mortgagee or its nominee of all sums due under the Decatur Ground Lease; however, it does not expressly reference the rejection of the Decatur Ground Lease in a bankruptcy proceeding and (ii) the Greenville Health Ground Lease is silent as to entering into a new lease with the Mortgagee if the Mortgagee cures any defaults.

(35) Ground Leases	Oxmoor Center (Loan No. 12)	With respect to clauses (j) and (k) of Representation and Warranty No. 35, the Ground Lease is silent as to the application of any related insurance proceeds or condemnation awards to either the repair or restoration of the related Mortgaged Property with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds or to the payment of the outstanding principal balance of the Mortgage Loan.
Exh. D-1-5

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

SOCIETE GENERALE FINANCIAL CORPORATION

[ASSISTANT] SECRETARY’S CERTIFICATE

I, [_____], [an Assistant] [the] Secretary of SOCIETE GENERALE FINANCIAL CORPORATION, a Delaware corporation (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.                  Attached hereto as Exhibit A is a true and complete copy of the Certificate of Incorporation of the Mortgage Loan Seller, which is in full force and effect on the date hereof.

2.                  Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

3.                  Attached hereto as Exhibit C is a copy of the certificate of good standing of the Mortgage Loan Seller issued by the office of the Secretary of State of the State of Delaware.

4.                  Each person who, as an officer or representative of the Mortgage Loan Seller, signed (i) the Mortgage Loan Purchase Agreement dated and effective as of July 11, 2023 (the “MLPA”), among the Mortgage Loan Seller, as seller, Société Générale and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”) and (ii) the Indemnification Agreement dated as of June 21, 2023 (the “Indemnification Agreement”), among the Mortgage Loan Seller, Société Générale, the Purchaser, Barclays Capital Inc., BofA Securities, Inc., BMO Capital Markets Corp., SG Americas Securities, LLC, UBS Securities LLC, Mischler Financial Group, Inc. and Academy Securities, Inc., and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

5.                  Each individual who, as an officer or representative of the Mortgage Loan Seller signed (i) the MLPA and (ii) the Indemnification Agreement, was, at the respective times of signing and delivery, and is, as of the date hereof, a duly elected or appointed, qualified and acting as such officer or representative.

Exh. D-1-6

IN WITNESS WHEREOF, I have signed this Certificate as of [____], 2023.

Name:
Title:

Exh. D-1-7

EXHIBIT D-2

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF

SOCIÉTÉ GÉNÉRALE

[ASSISTANT] SECRETARY’S CERTIFICATE

I, [_____], [an Assistant] [the] Secretary of Société Générale, a limited company (société anonyme) licensed in France as a credit institution (établissement de crédit) (“Société Générale”), HEREBY CERTIFY that:

1.                  Attached hereto as Exhibit A is (a) a true and correct copy of a K-bis Extract from the Trade and Companies Register from the Office of the Clerk to the Paris Commercial Court, evidencing registration of the Seller in France, (b) a true and correct copy of a Negative Certificate regarding Court-Ordered Reorganisation & Court-Ordered Liquidation (Law of 25 January 1985 and Law of 26 July 2005) and regarding Safeguard Proceedings (Law of 26 July 2005) issued by the Clerk of the Paris Commercial Court, and (c) a true and correct copy of the Journal Officiel, publishing the list of établissement de crédit (credit institutions) in France.

2.                  Attached hereto as Exhibit B is a true and correct copy of the by-laws of Société Générale, which is in full force and effect on the date hereof.

3.                  Each person who, as an officer or representative of Société Générale, signed (i) the Mortgage Loan Purchase Agreement dated and effective as of July 11, 2023 among Societe Generale Financial Corporation, as seller, Société Générale and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”) and (ii) the Indemnification Agreement dated as of June 21, 2023, among Societe Generale Financial Corporation, Société Générale, Barclays Capital Inc., BofA Securities, Inc., BMO Capital Markets Corp., SG Americas Securities, LLC, UBS Securities LLC, Mischler Financial Group, Inc. and Academy Securities, Inc. and any other document delivered in connection with the transactions contemplated thereby was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

4.                  As of the date of such signing and delivery of such documents, [OFFICER] was a duly appointed, qualified and acting officer of Société Générale, his correct title appears beside his name, and on said date he was duly authorized to act on behalf of Société Générale as set forth in Exhibit C.

Name	Title

Exh. D-2-1

IN WITNESS WHEREOF, I have signed this Certificate as of [______], 2023.

Name:
Title:

Exh. D-2-2

EXHIBIT D-3

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Societe Generale Financial Corporation (“SGFC”) of the various transactions contemplated by that certain Mortgage Loan Purchase Agreement dated and effective as of July 11, 2023 (the “MLPA”) among SGFC, as seller, Société Générale and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of SGFC in or made pursuant to Section 4(a) of the MLPA are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii)  SGFC has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the MLPA to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the MLPA, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the MLPA, any material adverse change in the financial condition of SGFC. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the MLPA.

Certified this [_______], 2023.

SOCIETE GENERALE FINANCIAL CORPORATION

By:
Name:
Title:

Exh. D-3-1

EXHIBIT D-4

FORM OF CERTIFICATE OF SOCIÉTÉ GÉNÉRALE

CERTIFICATE OF SOCIÉTÉ GÉNÉRALE

In connection with the execution and delivery by Société Générale of the various transactions contemplated by that certain Mortgage Loan Purchase Agreement dated and effective as of July 11, 2023 (the “MLPA”) among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of Société Générale in or made pursuant to Section 4(a) of the MLPA are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) Société Générale has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the MLPA to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the MLPA, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the MLPA, any material adverse change in the financial condition of Société Générale. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the MLPA.

Certified this [_______], 2023.

SOCIÉTÉ GÉNÉRALE

By:
Name:
Title:

Exh. D-4-1

EXHIBIT E

FORM OF DILIGENCE CERTIFICATE OF THE MORTGAGE LOAN SELLER

[_______], 2023

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson

Email: Daniel.vinson@barclays.com

With copies to the Addressees listed on Schedule A

Re:	BBCMS 2023-C20 – Officer’s Certificate Pursuant to Section 4(j) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2023 (the “MLPA”), among the undersigned (the “Mortgage Loan Seller”), Société Générale and Barclays Commercial Mortgage Securities LLC (the “Depositor”) and that certain Pooling and Servicing Agreement, dated as of July 1, 2023 referenced in the MLPA. In accordance with Section 4(j) of the MLPA, the Mortgage Loan Seller hereby certifies to the Depositor, as follows:

1.                  The Mortgage Loan Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.                  Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the MLPA.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative on the date first above written.

Exh. E-1

Sincerely yours,

SOCIETE GENERALE FINANCIAL CORPORATION

By:
Name:
Title:

Exh. E-2

SCHEDULE A TO EXHIBIT E

LIST OF ADDRESSEES TO BE COPIED

MASTER SERVICER:

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Michael Tilden
Email: Michael_a_tilden@keybank.com

SPECIAL SERVICERS:

LNR Partners, LLC
2340 Collins Avenue, Suite 700
Miami Beach, Florida, 33139
Attention: Heather Bennett and Job Warshaw
Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and
lnr.cmbs.notices@lnrproperty.com

KeyBank National Association (solely with respect to the Ashburn Data Center Whole Loan)
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Alan Williams
Email: keybank_notices@keybank.com

CERTIFICATE ADMINISTRATOR AND TRUSTEE:

Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Corporate Trust Services – BBCMS 2023-C20
Email: trustadministrationgroup@wellsfargo.com

CUSTODIAN:

Computershare Trust Company, National Association
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: Document Custody Group – BBCMS 2023-C20
Email: cmbscustody@wellsfargo.com

Exh. E-3

DIRECTING CERTIFICATEHOLDER:

LD III Sub XII, LLC

c/o Prime Finance

1330 Avenue of the Americas, Suite 2500

New York, New York 10019
Attention: Jon W. Brayshaw and Luke Dann

ASSET REPRESENTATIONS REVIEWER:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2023-C20 – Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

OPERATING ADVISOR:

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2023-C20 – Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

Exh. E-4

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

TO KEYBANK NATIONAL ASSOCIATION AND LNR PARTNERS, LLC WITH RESPECT TO BBCMS MORTGAGE TRUST 2023-C20, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2023-C20

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, pursuant to the terms of the Mortgage Loan Purchase Agreement dated and effective as of July 11, 2023 (the “MLPA”), among Societe Generale Financial Corporation (“Seller”), Société Générale and Barclays Commercial Mortgage Securities LLC (“Depositor”), Seller is selling certain commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) to Depositor;

WHEREAS, pursuant to the terms of the Pooling and Servicing Agreement dated and effective as of July 1, 2023 (the “Pooling and Servicing Agreement”), among the Depositor, KeyBank National Association, as master servicer (the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator, as custodian (in such capacity, the “Custodian”) and as trustee (in such capacity, the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, the Trustee, the Custodian, the Master Servicer and the Special Servicer are granted certain powers, responsibilities and authority in connection with the completion and the filing and recording of assignments of mortgage, deeds of trust or similar documents, Form UCC-3 assignments of financing statements, reassignments of assignments of leases, rents and profits and other Mortgage Loan documents required to be filed or recorded in appropriate public filing and recording offices; and

WHEREAS, Seller has agreed to provide this Limited Power of Attorney pursuant to the MLPA;

NOW, THEREFORE, Seller does hereby make, constitute and appoint the Custodian (on behalf of the Trustee), acting solely in its capacity as Custodian under, and in accordance with the terms of, the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to each Mortgage Loan in Seller’s name, place and stead: (i) to complete (to the extent necessary) and to cause to be submitted for filing or recording in the appropriate public filing or recording offices, all assignments of mortgage, deeds of trust or similar documents, assignments or reassignments of rents, leases and profits, in each case in favor of the Trustee, as set forth in the definition of “Mortgage File” in Section 1.01 of the Pooling and Servicing Agreement, that have been received by the Trustee or a Custodian on its behalf, and all Form UCC-3 assignments of financing statements and all other comparable instruments or documents with respect to the Mortgage Loans which are customarily and reasonably necessary or appropriate to assign agreements, documents and instruments pertaining to the Mortgage Loans, in each case in favor of the Trustee as set forth in the definition of “Mortgage File” in, and in accordance with Section 1.01 of, the Pooling and Servicing Agreement, and to evidence, provide

Exh. F-1

notice of and perfect such assignments and conveyances in favor of the Trustee in the public records of the appropriate filing and recording offices; and (ii) to prepare, execute and file or record in the appropriate public filing or recording offices, as applicable, all other Mortgage Loan documents to be recorded under the terms of the Pooling and Servicing Agreement or any such Mortgage Loan documents which have not been submitted for filing or recordation by Seller on or before the date hereof or which have been so submitted but are subsequently lost or returned unrecorded or unfiled as a result of actual or purported defects therein, in order to evidence, provide notice of and perfect such documents in the public records of the appropriate filing and recording offices. Notwithstanding the foregoing, this Limited Power of Attorney shall grant to the Custodian (on behalf of the Trustee), the Master Servicer and the Special Servicer only such powers, responsibilities and authority as are set forth in Section 2 of the MLPA.

Seller does also hereby make, constitute and appoint the Master Servicer or the Special Servicer, as applicable, acting solely in its capacity as the Master Servicer or the Special Servicer, as applicable, under the Pooling and Servicing Agreement, Seller’s true and lawful agent and attorney-in-fact with respect to the Mortgage Loans in Seller’s name, place and stead solely to exercise and perform all of the rights, authority and powers of the Custodian (on behalf of the Trustee) as set forth in the preceding paragraph in the event of the failure or the incapacity of the Custodian to do so for any reason. As between the Master Servicer or the Special Servicer, as applicable, and any third party, no evidence of the failure or incapacity of the Custodian shall be required and such third party may rely upon the Master Servicer’s or the Special Servicer’s, as applicable, written statement that it is acting pursuant to the terms of this Limited Power of Attorney.

The enumeration of particular powers herein is not intended in any way to limit the grant to the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, as Seller’s attorney-in-fact of full power and authority with respect to the Mortgage Loans to complete (to the extent necessary), file and record any documents, instruments or other writings referred to above as fully, to all intents and purposes, as Seller might or could do if personally present, hereby ratifying and confirming whatsoever such attorney-in-fact shall and may do by virtue hereof; and Seller agrees and represents to those dealing with such attorney-in-fact that they may rely upon this Limited Power of Attorney until termination thereof under the provisions of the second following paragraph below. As among Seller, the Depositor, the Master Servicer or the Special Servicer, as applicable, the Custodian, the Trust and the Certificateholders, neither the Custodian nor the Master Servicer or the Special Servicer, as applicable, may exercise any right, authority or power granted by this Limited Power of Attorney in a manner which would violate the terms of the Pooling and Servicing Agreement, but any and all third parties dealing with the Custodian (on behalf of the Trustee), the Master Servicer or the Special Servicer, as applicable, as Seller’s attorney-in-fact may rely completely, unconditionally and conclusively on the authority of the Custodian or the Master Servicer or the Special Servicer, as applicable, and need not make any inquiry about whether the Custodian or the Master Servicer or the Special Servicer, as applicable, is acting pursuant to the Pooling and Servicing Agreement. Any purchaser, title insurance company or other third party may rely upon a written statement by the Custodian or the Master Servicer or the Special Servicer, as applicable, that any particular Mortgage Loan or related mortgaged real property in question is subject to and included under this Limited Power of Attorney and the Pooling and Servicing Agreement.

Exh. F-2

Any act or thing lawfully done hereunder by the Custodian (on behalf of the Trustee) or the Master Servicer or the Special Servicer, as applicable, shall be binding on Seller and Seller’s successors and assigns.

This Limited Power of Attorney shall continue in full force and effect with respect to the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, until the earliest occurrence of any of the following events:

(1)	with respect to the Custodian (on behalf of the Trustee), the termination of the Custodian and its replacement with a successor Custodian under the terms of the Pooling and Servicing Agreement;
(2)	with respect to the Master Servicer or the Special Servicer, as applicable, the termination of such entity and its replacement with a successor Master Servicer or Special Servicer, as applicable, under the terms of the Pooling and Servicing Agreement;
(3)	with respect to the Custodian (on behalf of the Trustee), the appointment of a receiver or conservator with respect to the business of the Custodian, or the filing of a voluntary or involuntary petition in bankruptcy by or against the Custodian;
(4)	with respect to the Master Servicer or the Special Servicer, as applicable, the appointment of a receiver or conservator with respect to the business of such entity, or the filing of a voluntary or involuntary petition in bankruptcy by or against such entity;
(5)	with respect to each of the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, and any Mortgage Loan, such Mortgage Loan is no longer a part of the Trust;
(6)	with respect to each of the Custodian (on behalf of the Trustee) and the Master Servicer or the Special Servicer, as applicable, the termination of the Pooling and Servicing Agreement in accordance with its terms; and
(7)	with respect to the Master Servicer or the Special Servicer, as applicable, the occurrence and continuance of, or failure to cure, any of the events described under Section 7.01(a) of the Pooling and Servicing Agreement with respect to the Master Servicer or the Special Servicer, as applicable.

Nothing herein shall be deemed to amend or modify the Pooling and Servicing Agreement, the MLPA or the respective rights, duties or obligations of Seller under the MLPA, and nothing herein shall constitute a waiver of any rights or remedies under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the respective meanings assigned thereto in the MLPA or, if not defined therein, then in the Pooling and Servicing Agreement.

Exh. F-3

THIS POWER OF ATTORNEY AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE ON NEXT PAGE]

Exh. F-4

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and its corporate seal to be affixed hereto by its officer duly authorized as of _______________, 2023.

SOCIETE GENERALE FINANCIAL CORPORATION

By:
Name:
Title:

Exh. F-5

ACKNOWLEDGMENT

STATE OF __________	)
	:	ss.:
COUNTY OF__________	)

On the ______ day of _____ in the year 2023, before me, the undersigned, personally appeared _________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the _____________________________ (insert the city or other political subdivision and the state or county or other place the acknowledgment was taken).

Signature and Office of individual taking
acknowledgment

My Commission Expires:

Exh. F-6